UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): October 31, 2025

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 31, 2025, Willis Mitsui & Co. Engine Support Limited (“WMES”), Willis Lease Finance Corporation's (the “Company”) long-standing joint venture with Mitsui & Co., Ltd. (“Mitsui”), entered into a new $750.0 million, five-year, revolving credit facility (“the Credit Agreement”) among WMES, certain wholly-owned subsidiaries of WMES as guarantors, the lenders party thereto from time to time (the “Lenders”), and MUFG Bank, Ltd. as administrative agent, collateral agent, swing line lender, and letter of credit issuer. The obligations under the facility are not recourse to the Company or its subsidiaries.

Under the Credit Agreement, WMES may request an additional increase of the aggregate commitments from time to time up to an aggregate additional $250.0 million from the lenders, who may elect to make such increase available, upon the satisfaction of certain conditions.

Proceeds from the revolving credit facility may be used for general corporate purposes. The credit facility will be available on a revolving basis until October 31, 2030, and WMES may request to extend the maturity, subject to lender approval. Loans under the Credit Agreement will bear interest based on a floating rate (Term SOFR) plus a margin.

In addition, WMES has agreed to pay MUFG Bank, Ltd. an unused line fee, quarterly in arrears, as well as pay other fees to MUFG Bank, Ltd. and to the Lenders as separately agreed upon in writing. The Credit Agreement also requires WMES to maintain, as of the last day of each Measurement Period (as defined in the Credit Agreement), commencing with the last day of the fiscal quarter ending December 31, 2025, a Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) of no less than 3.50 to 1.00, and a Consolidated Leverage Ratio (as defined in the Credit Agreement ) of no greater than 4.00 to 1.00.

A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements & Exhibits.

Exhibit No.	Description
99.1	News Release issued by Willis Lease Finance Corporation dated November 3, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: November 3, 2025

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Executive Vice President and Chief Financial Officer

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